MAINSTAY VP FUNDS TRUST

MainStay VP VanEck Global Hard Assets Portfolio

(the “Portfolio”)

Supplement dated September 28, 2018 (“Supplement”) to the
Summary Prospectus and Prospectus dated May 1, 2018, as supplemented

Important Notice Regarding Changes to Name, Investment Objective and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At meetings held on September 25-26, 2018, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) termination of Van Eck Associates Corporation (“VanEck”) as the Portfolio’s subadvisor; (ii) appointment of BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA ”) as the Portfolio’s subadvisor, and the related subadvisory agreement; (iii) changing the Portfolio’s name and investment objective, and modifying the Portfolio’s principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks; (iv) reducing the management fee; and (v) filing of the related information statement. All of these changes to the Portfolio are expected to become effective on or about November 30, 2018.

As a result, effective on or about November 30, 2018, the following changes will be made to the Summary Prospectus and Prospectus:

1.	Name Change. The name of the Portfolio is changed to MainStay VP Mellon Natural Resources Portfolio (the “VP Mellon Portfolio”).

2.	Investment Objective. The investment objective is changed to “The Portfolio seeks long-term capital appreciation.”

3.	Fees and Expenses of the Portfolio. The Portfolio’s fees and expenses table and example table will be deleted in their entirety and replaced with the following:

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.79%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.84%

1.	Restated to reflect current management fees. The management fee is as follows: 0.79% on assets up to $1 billion; and 0.78% on assets over $1 billion.

	1 Year	3 Years	5 Years	10 Years
Initial Class	$86	$268	$466	$1,037

4.	Principal Investment Strategies. The principal investment strategies section of the Portfolio’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in the stocks of companies in the natural resources and natural resources related sectors. Generally, these are companies principally engaged in owning or developing natural resources, or supplying goods, technology and services relating to natural resources. These companies may include, for example, companies involved either directly or through subsidiaries in exploring, mining, drilling, refining, processing, transporting, distributing, fabricating, dealing in, or owning natural resources, and companies providing environmental services.

Natural resources include, but are not limited to, precious metals (e.g., gold, platinum and silver), ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases) and other sources (including alternative sources) of energy, chemicals, paper and forest products, farming products, real estate, food, textile and tobacco products, and other basic commodities. These are also referred to as “hard assets.” The Portfolio will invest at least 25% of its total assets (concentrate its investments) in the securities of hard assets companies and instruments that derive their value from hard assets. A hard assets company is a company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

The Portfolio invests principally in common stocks, but may also invest in preferred stocks, warrants and convertible securities, including those purchased in initial public offerings (IPOs), and American Depositary Receipts (ADRs). The Portfolio may invest in securities issued by exchange-traded funds (ETFs). The Portfolio invests in growth and value stocks and typically will maintain exposure to the major natural resources sectors. The Portfolio may invest in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the U.S.), including emerging markets securities. The Portfolio may invest in securities the terms of which are related to the market value of a natural resource, commodity or related index.

The Portfolio may also invest in derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Investment Process: Using fundamental research and direct management contact, the Portfolio’s subadvisor, BNY Mellon Asset Management North America Corporation (the “Subadvisor”), seeks stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition. There are no prescribed limits on the weightings of securities in any particular natural resources sector or in any individual company, and the Portfolio may invest in companies of any market capitalization.

The Subadvisor typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance or when a stock is fully valued by the market. The Subadvisor may also sell a stock to secure gains, limit losses or redeploy assets into more promising opportunities.

5.	Principal Risks. The “Principal Risks” section of the Summary Prospectus and Prospectus is revised as follows:

a.	The following risks are added:

Natural Resources Sector Risk: Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the fund invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors.

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Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

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Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Portfolio may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers’ ability to anticipate such changes that can adversely affect the value of the Portfolio’s holdings. Opportunity for greater gain often comes with greater risk of loss.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

b.	The risk entitled “Derivatives Risk” is deleted in its entirety and replaced with the following:

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Derivatives may also increase the expenses of the Portfolio.

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c.	The risk entitled “Foreign Currency Transactions Risk” is deleted in its entirety.

6.	Past Performance. The section of the Summary Prospectus and Prospectus entitled “Past Performance” is deleted in its entirety and replaced with the following:

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the life of the Portfolio. The average annual total returns table shows how the Portfolio’s average annual total returns for the one- and five-year periods and for the life of the Portfolio compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P Global Natural Resources Sector Index as its primary benchmark as a replacement for the S&P North American Natural Resources Sector Index because it believes that the S&P Global Natural Resources Sector Index is more reflective of its current investment style. The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. The S&P North American Natural Resources Sector Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry.

Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of November 30, 2018. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies

Annual Returns, Initial Class Shares
(by calendar year 2013-2017)

As of September 15, 2018, Initial Class shares of the Portfolio had a year to date return of -10.23%.

Average Annual Total Returns (for the periods ended December 31, 2017)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-0.69%	-2.98%	-4.13%
S&P Global Natural Resources Sector Index (reflects no deductions for fees, expenses, or taxes)		22.66%	2.50%	1.59%
S&P North American Natural Resources Sector Index (reflects no deductions for fees, expenses, or taxes)		1.23%	1.07%	-0.31%

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7.	Management. The section of the Summary Prospectus and Prospectus entitled “Management” is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Portfolio’s Manager. BNY Mellon Asset Management North America Corporation serves as the Portfolio’s Subadvisor.

Subadvisor	Portfolio Manager	Portfolio Service Date
BNY Mellon Asset Management North America Corporation	Robin Wehbe, Managing Director	Since November 2018

8.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money,?” the following description of BNY Mellon AMNA is added and the existing description of Van Eck is deleted:

BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”) is located at BNY Mellon Center, One Boston Place, Boston, MA 02108. BNY Mellon AMNA is a specialist multi-asset investment manager formed by the combination of certain Bank of New York Mellon affiliated investment management firms, effective January 31, 2018. As of August 31, 2018, BNY Mellon AMNA managed approximately $571.8 billion in assets. BNY Mellon AMNA is the Subadvisor to the MainStay VP Mellon Natural Resources Portfolio.

9.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biography for Robin Wehbe and delete the biographies for Shawn Reynolds and Charles T. Cameron. Any and all references to Messrs. Reynolds and Cameron are deleted in their entirety.

Robin Wehbe, CFA	Mr. Wehbe has managed the MainStay VP Mellon Natural Resources Portfolio since November 2018. Mr. Wehbe is a managing director, equity research analyst and member of The Boston Company Asset Management (TBCAM) equity investment team; TBCAM was one of the investment management firms that combined to form BNY Mellon AMNA. He is the lead portfolio manager of The Boston Company Global Natural Resources strategy, which takes a bottom-up macro approach to investing. In addition, he serves as a member of the Global Insight team, a group of the firm's investment leaders. In 2006, Robin joined the firm as a global basic materials analyst. Since then, Robin designed and launched the Global Natural Resources strategy in 2008. Before coming to the firm, Robin worked as a research analyst covering basic materials at State Street Global Advisors, where he began macro-focused investing in 2003 as part of the company's Global Strategy team. He holds a BS from Lehigh University and an MBA and an MSF from the Carroll School of Management at Boston College. He holds both the Chartered Financial Analyst® and the Chartered Market Technician designations. He is a member of the CFA Society Boston and the Market Technicians Association. Mr. Wehbe has 18 years of industry experience.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance.

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Given the upcoming reduction in management fees and other potential benefits to shareholders, as further described in the information statement that will be provided to shareholders, the Portfolio will bear 100% of the direct transaction costs associated with the Portfolio’s transition. Additionally, New York Life Investment Management LLC will seek to limit the direct and indirect transaction costs associated with the Portfolio transition.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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MAINSTAY VP FUNDS TRUST

MainStay VP VanEck Global Hard Assets Portfolio

(the “Portfolio”)

Supplement dated September 28, 2018 (“Supplement”) to the
Statement of Additional Information dated May 1, 2018, as amended September 10, 2018

Important Notice Regarding Changes to Name, Investment Objective and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

At meetings held on September 25-26, 2018, the Board of Trustees of MainStay VP Funds Trust considered and approved certain changes to the Portfolio, which are described in the supplement dated September 28, 2018 to the Portfolio’s Prospectus. This Supplement describes related changes to the SAI.

As a result, effective on or about November 30, 2018, the following changes will be made to the SAI:

1.	The name of the Portfolio is changed to MainStay VP Mellon Natural Resources Portfolio.

2.	References to Van Eck Associates Corporation (“Van Eck”) as Subadvisor to the Portfolio are replaced by BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”), as appropriate.

3.	The Portfolio’s non-fundamental policy related to its name is changed to:

To invest, under normal circumstances, at least 80% of its assets in stocks of companies in the natural resources and natural resources related sectors.

4.	The section entitled “Investment Practices, Instruments and Risks Common to the Portfolios and Underlying Portfolios/Funds” is revised to include the following:

Natural Resources Securities

Since the market action of natural resources securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Natural resources securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including natural resources securities. The price of precious metal and natural resource securities are particularly susceptible to volatility and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of natural resources may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

5.	The subadvisory fee for the Portfolio is reduced as follows:

Current	New
0.500% on assets up to $50 million; and 0.475% on assets over $50 million	0.40% on assets up to $150 million; 0.35% on the next $150 million; and 0.30% on assets above $300 million.

6.	The section entitled “Proxy Voting Policies and Procedures” is revised to delete Van Eck’s proxy voting policies and procedures, and include the following:

MainStay VP Mellon Natural Resources Portfolio

The Manager has delegated proxy voting authority to the Portfolio's Subadvisor, BNY Mellon AMNA. A summary of BNY Mellon AMNA's proxy voting policies and procedures is provided below.

Policy Statement

It is the policy of BNY Mellon Asset Management North America Corporation (“AMNA”) to fully meet its fiduciary obligations in exercising the power, discretion and responsibility to vote proxies where clients have delegated such authority.

Background

Registered Investment Advisers have a number of responsibilities regarding voting of proxies for client securities that are under its management and that are governed by the Advisers Act. Rule 206(4)-6 requires investments advisers to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interests of clients, which procedures must include how material conflicts that may arise between an adviser's interests and those of its clients are addressed; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and (c) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy to its clients. Rule 204-2 further requires an investment adviser to retain certain records relating to the exercise of its proxy voting authority.

Policy

As a registered Investment Advisor, AMNA is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of our clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, AMNA takes into account long term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

For clients that have delegated proxy authority, AMNA will make every reasonable effort to ensure that proxies are received and are voted in accordance with this policy and related procedures. To assist us in that process, AMNA retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, AMNA also retains Glass Lewis for research services only.

AMNA seeks to avoid potential material conflicts of interest through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (“Committee”). As such, AMNA has adopted and implemented BNY Mellon’s Proxy Voting Policy and proxy voting guidelines. The guidelines are applied to all client accounts for which AMNA has been delegated the authority to vote in a consistent manner and without consideration of any client relationship factors.

Under this policy, the Committee permits member firms (such as AMNA) to consider specific interests and issues and cast votes differently from the collective vote of the Committee where the member firm determines that a different vote is in the best interests of the affected account(s).

AMNA will furnish a copy of its Proxy Voting Policy and its proxy voting guidelines upon request to each advisory client that has delegated voting authority.

Voting BNY Mellon Stock

It is the policy of AMNA not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where AMNA has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, AMNA has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any AMNA accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

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Proxy Voting Disclosure

Clients who have delegated proxy voting authority to AMNA may obtain the proxy voting records for their account upon written or verbal request.

Oversight Activities

AMNA performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and AMNA records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are completed as component of our Rule 206(4) -7 compliance program.

Appropriate disciplinary action will be taken for failure to comply with the requirements of this policy, which could include termination of employment.

7.	The section entitled “Portfolio Managers” is revised as follows:

(a)	the table beginning on page 108 is amended to delete Charles T. Cameron and Shawn Reynolds, and to include the following:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Robin Wehbe[1]	MainStay VP Mellon Natural Resources Portfolio	12 RICs $6,700,000,000	4 Accounts $746,000,000	22 Accounts $2,900,000,000	0	0	1 Account $52,000,000
1.	Information is as of July 31, 2018.

(b)	The sub-section entitled “Potential Portfolio Manager Conflicts” is revised to delete Van Eck’s disclosure and include the following:

BNY Mellon Asset Management North America Corporation

It is the policy of BNY Mellon Asset Management North America Corporation (“AMNA”) to make business decisions free from conflicting outside influences. AMNA’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. AMNA’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain.

Policy

As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”), potential conflicts may also arise between AMNA and other BNYM companies. AMNA will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client.

BNY Mellon AMNA seeks to treat all clients fairly and equitably and to minimize the effect of any conflicts in providing services to client accounts. AMNA shall identify conflicts of interest inherent in its business and properly disclose such conflicts of interest, as required. All material conflicts are disclosed in part 2A of Form ADV.

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The Compliance Department is responsible for maintaining a Conflicts Matrix that describes firm-level and employee-specific conflicts of interest and the corresponding controls and mitigation, if any. The matrix shall be updated on an as needed basis. Employees are expected to notify Compliance with any employee-specific conflicts of interest. On an annual basis, the Compliance Department will distribute a Conflicts of Interest Questionnaire to employees and will revise the Conflicts Matrix accordingly.

Individual AMNA policies address in detail certain material conflicts of interest.

Appropriate disciplinary action will be taken for failure to comply with the requirements of this policy, which could include termination of employment.

(c)	The sub-section entitled “Portfolio Manager Compensation Structure” is revised to delete Van Eck’s disclosure and include the following:

BNY Mellon AMNA

The firm’s rewards program was designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation.

Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass our investment professional rewards program.

•	Base salary
•	Annual cash bonus
•	Long-Term Incentive Plan
–	Deferred investment
–	BNY Mellon restricted stock and/or
–	BNY Mellon AMNA equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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